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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2001


                           CALIFORNIA AMPLIFIER, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                        0-12182                     95-3647070
(STATE OR OTHER             (COMMISSION FILE NUMBER)          (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
 INCORPORATION)

          460 CALLE SAN PABLO                                     93010
         CAMARILLO, CALIFORNIA                                  (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 987-9000


                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS

On May 4, 2001, the Registrant issued a press release attached as Exhibit 20.1 to this Form 8-K

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CALIFORNIA AMPLIFIER, INC.



Date:  May 4, 2001                  By:  /s/ MICHAEL R. FERRON
                                        ----------------------------------------
                                             Michael R. Ferron
                                             Vice President Finance and Chief
                                             Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT NO.                       DESCRIPTION                         METHOD OF FILING
-----------                       -----------                         ----------------
  20.1              Press Release of California Amplifier, Inc.      Filed electronically
                    dated May 4, 2001                                herewith
